SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Section 240.14a-12


                           SENIOR CARE INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                           SENIOR CARE INDUSTRIES, INC.
                             410 Broadway, 2nd Floor
                             Laguna Beach, CA 92651

                                 PROXY STATEMENT
                                 Relating to the
                         ANNUAL MEETING OF SHAREHOLDERS
                     To be held on March 12, 2001 at the hour of
                      10:00 A.M. at 410 Broadway, 2nd Floor
                        in Laguna Beach, California 92651


                                  INTRODUCTION

This Proxy Statement is being furnished by the management of SENIOR CARE INDUSTRIES, INC., a Nevada Corporation (the "Company"), to holders of shares of the Company's Common Stock ("Common Stock") in connection with the solicitation by the said shareholders of proxies to be voted at an Annual Meeting of Shareholders of the Corporation to be held on March 12, 2001 at 10:00 A.M. at 410 Broadway, 2nd Floor, Laguna Beach, CA 92651 and any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about January 29, 2001.

ALL SHAREHOLDERS OF THE COMPANY MAY OBTAIN A COPY OF THE MOST RECENT FORM 10-KSB/A, ANNUAL REPORT FOR 1999 CONTAINING AUDITED FINANCIAL INFORMATION ON THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1999, FILED BY SENIOR CARE INDUSTRIES, INC. AND/OR ITS MOST RECENTLY FILED FORM 10-QSB, QUARTERLY REPORT FOR THE THIRD QUARTER OF 2000 CONTAINING UNAUDITED FINANCIAL INFORMATION ON THE COMPANY FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000.

REQUESTS SHOULD BE SENT TO THE FOLLOWING ADDRESS:

                       SENIOR CARE INDUSTRIES, INC.
                       REPORT REQUESTS
                       410 BROADWAY, 2ND FLOOR,
                       LAGUNA BEACH, CA 92651.

PLEASE SPECIFY THE REPORT BEING REQUESTED, ANNUAL REPORT, QUARTERLY REPORT OR BOTH. THE REPORTS WILL BE SENT FREE OF CHARGE AND POSTAGE PAID.


                            PURPOSE OF ANNUAL MEETING

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action to elect directors for the ensuing year and to consider other matters as more particularly set forth herein below to authorize the issuance of debt and/or securities and to authorize a reverse split of common stock if the same should become necessary.

                            VOTING AT ANNUAL MEETING

General
-------

The close of business on December 31, 2000, is the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 11,440,681 shares of Common Stock entitled to vote. A majority of the outstanding shares of the corporation entitled to vote represented in person or by proxy as represented by the shareholders present at the meeting is necessary to constitute a quorum for the transactions of business at the Annual Meeting. The holders of record on the Record Date of the Shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to vote at the Annual Meeting.

A shareholder may vote in person or by proxy executed in writing by the shareholder or his/her duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before the time of the meeting. Shares standing in the name of another corporation may be voted by such officer's agent or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.

Shares held by an administrator, executor, guardian or conservator may be voted by him/her, either in person or by proxy, without the transfer of such shares into his/her name. Shares standing in the name of a trustee may be voted by him/her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him/her without transfer of such shares into his/her name. Shares standing in the name of a receiver may be voted by such receiver and the shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof to his/her name, if authority to do so be contained in appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote those shares thus transferred. Shares held by brokers or nominees for the accounts of others may be voted by the brokers and/or nominees, under applicable law, and the brokers and/or nominees may vote shares for which no instructions have been given in their discretion. Shares of its own stock belonging to the corporation shall not be voted, directly or indirectly and have not been counted in determining the total number of outstanding shares.

Accordingly, the indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" any issue raised at the meeting. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval.

Each of the proposals discussed below other than the election of directors must be passed by a majority vote of the number of shares entitled to vote as represented by the shareholders present at the meeting including those appearing by proxy. A majority means one vote more than 50% of the number of shares voting. Directors shall be elected by a plurality vote. A plurality vote means that there are more votes for one candidate than there are for an opposing candidate or candidates where there are more than two candidates for one director's position on the Board of Directors. If, for example, there were three candidates for one position, the person obtaining the most votes would win regardless of whether that person received a majority of the votes being cast.

Proposal to Issue Debt or Equity Securities
-------------------------------------------

Management is considering future issuance of debt and/or equity securities (which may include shares of common stock or securities convertible into or exercisable for shares of common stock) in order to make a public or private offering of stock, increase the Company's available cash, to retire debt and to improve the Company's financial condition. Such securities would be sold or issued by the Company upon such terms and conditions as the Board of Directors may subsequently determine.

To date, we have funded our capital requirements for our current operations from cash flows from our operations, from real estate construction loans and from equity lines of credit which the Company has available. Our cash position as of September 30, 2000 was $505,727.00 as compared to $100.00 as of September 30, 1999. During the first nine months of the year 2000, the Company had a net decline of cash of ($114,931.00) from operating activities. The Company received net cash of $2,787,079.00 from financing activities and expended $2,263,755.00 on construction in progress. During this same period, the Company issued stock for services valued at $29,029.00, incurred a capital lease for the acquisition of machinery and equipment valued at $50,673.00 and paid cash for interest and other items which were capitalized totaling $996,678.00.

On May 1, 2000 the Company purchased Noble Furniture for 900,000 shares of Company common stock valued at $3,187,500. The combination has been accounted for by the purchase method. Accordingly, the Company recorded assets acquired at their fair values. The Company accounted for the acquisition under the purchase method of accounting and recorded a total of $1,732,240 in goodwill, which is being amortized over 15 years. The Company recorded $86,612 in amortization expense for the nine months ended September 30, 2000. The effective date of the combination was agreed to as January 1, 2000.

Our cash position as of December 31, 1999 was $38,117 as compared to $832 as of December 31, 1998. During 1999, a total of ($128,647) in cash was used for operating activities while the Company received net cash of $4,045,789 from financing activities and expended $3,884,857 on construction in progress.

In the immediate future, in order to fund our current working capital requirements, expand our existing operations as well as acquire additional companies for growth, we will need to obtain additional funding.

Our greatest cash requirements during the next two years will be the need for cash for real estate projects which generally will come from construction loans which the Company will obtain directly from bank lenders, for funding growth through future acquisitions of other companies who fit into the Senior Care business model and for capital requirements of companies already owned by Senior Care such as Rent USA. Noble Furniture already has a credit line from Celtic Capital which the Company believes will meet Noble's requirements for the immediate future.

We are seeking to fund activities and other operating needs in the next two years from funds to be obtained through through financing vehicles which the Board of Directors will determine once shareholder approval has been obtained to authorize the Board of Directors to seek funding.

Subsequent to the next twenty-four months, we plan to finance our long-term operations and capital requirements with the profits and funds generated from the revenues from the sale of our condominiums, single family residences, from rents from our buildings including both commercial and residential properties and from profits in our manufacturing facilities, both present and contemplated. We may obtain future funding through new private financings and public offerings of debt and equity securities and most certainly, will continue to borrow money from banks and savings institutions to continue construction projects and real estate development projects.

It is the position of Management that the proposed plan will place the Company in a more favorable position to attract and properly structure the terms of additional financing, if needed.

Proposal to Authorize Reverse Split of Common Stock, If Necessary
-----------------------------------------------------------------

Management believes that as a result of present market conditions and the recent price of Senior Care stock in the present market, it may become necessary to make a reverse split of outstanding common shares of the Company in order to increase the stock price and make the Company more competitive and its stock price more properly reflective of the Company's market strength. Management does not believe that a reverse split is necessarily required at the present time but believes that it should request an authorization from the shareholders to make a reverse split if it should become required in order to benefit the Company. For that reason, Management wishes to obtain authorization to make a reverse split of outstanding common shares from a maximum of 1 share for each 30 shares presently issued and outstanding. If the shareholders authorize this reverse split, then Management could request that the Board of Directors authorize a reverse split of any number from 2 to 30 for every share presently outstanding. The determination would be left to the discretion of the Board of Directors and would be made based upon their best judgment at the time and upon present market conditions taking into consideration the Company's future needs and requirements.

As you are no doubt aware, our common stock is traded over-the-counter under the symbol SENR. The following table sets forth, for the periods indicated, the high and low bid prices for the common stock, as reported by the OTC Bulletin Board during 1999 and 2000. Common stock prices have been adjusted to reflect the eleven for ten split effective October 17, 2000.

                                               Bid Price
                                         High              Low
                                        -----------------------
1999
----
         First Quarter                  $  -0-          $  -0-
         Second Quarter                 $  -0-          $  -0-
         Third Quarter                  $  -0-          $  -0-
         Fourth Quarter                 $ 7 17/64       $ 3 19/64

2000
----
         First Quarter                  $ 5 29/64       $ 3 19/32
         Second Quarter                 $ 4 1/4         $ 1 19/32
         Third Quarter                  $ 3 1/8         $ 1 1/8
         Fourth Quarter                 $ 1.75          $ .29

On December 31, 2000, there were approximately 3,000 holders of record of our Common Stock.

As of December 31, 2000, there were 11,440,681 shares of common stock, $.001 par value per share, which were outstanding and 5,000,000 authorized shares of Preferred Stock par value .001 per share, of which 2,000,000 Class D shares of Preferred Stock were outstanding after October 3, 2000.

Due to the severely depressed stock price during the fourth quarter of 2000, Management believes that it may become necessary to make a reverse split. The extent of the reverse split would be based upon the circumstances at the time of consideration. For example, when the Company was considering listing on the American Stock Exchange, the Exchange required a minimum stock price of $3.00 per share. At the time, Senior Care was trading at approximately $1.00 per share. Management believes that a reverse stock split of at least a 3 to 1 reverse split would have brought the stock price up to $3.00 from the then $1.00 price. The price of Senior Care shares has been depressed considerably over the last several months and this authorization would allow the Board of Directors to make a reverse split of the shares of common stock outstanding to raise the stock price if the same should become necessary.

Management recommends that the shareholders approve a resolution to authorize the Board of Directors in its discretion to allow a one time reverse split of the common shares of the Company, that reverse split not to exceed a 30 to 1 reverse split of shares.

Election of the Board of Directors for the Ensuing Year
-------------------------------------------------------

The shareholders will consider election of the Board of Directors for the ensuing year. In each instance, the persons noted as candidates for the Board of Directors are presently either on the Board of Directors or are part of the Company's management team. What appears below is a discussion of each candidate together with a chart showing when that person became a director or an officer of the Company. Each of the persons named below are supported by Management. Each of the persons discussed below are now on the presently constituted Board of Directors except David Tsai and Bob Eschwege who will, if elected, become new members of the Board of Directors. Two vacancies were created on the Board of Directors during the year 2000 by the resignations of Al Harvey and Martin Richelli. Management recommends that those seats now be filled by David Tsaid and Bob Eschwege. Management suggests the following slate of directors for the ensuing year:


Name and Age          Current Position       Director Since     Officer Since
------------          ----------------       --------------     -------------

Stephen Reeder 50     Chairman, CEO,         August 31, 1999    August 31, 1999
                      Director

Bob Coberly 33        Vice President,        August 31, 1999    VP since August 31, 1999
                      Chief Financial Officer,                  CFO since
                      Director                                  November 10, 2000

David Tsai 55         Vice President,        August 31, 1999    August 31, 1999

Scott Brake 48        Director               August 31, 1999

David Edwards 52      Director               April 1, 2000

John Tanner 36        Director               April 1, 2000

Denzel Harvey 55      Director               April 1, 2000

Bob Eschwege 58       Vice President                            May 20, 2000


         The principal occupations and positions for the past several years of each of the proposed directors are as follows:

Stephen Reeder: Chairman, Chief Executive Officer, Presently a Director

Mr. Reeder brings 30 years of real estate development, construction, and investment experience to the company. Mr. Reeder has built and developed over 20,000 units throughout the western United States and will run the day to day operations of the company and head its construction division. In addition, Mr. Reeder has developed and constructed over 6,000 acres of master-planned communities, and developed and built on average, over $100,000,000 annually between 1985 and 1991. Mr. Reeder will run the day to day operations of the Company with a particular focus on the development division, coordinating and directing the Company's acquisitions of existing and to-be-built properties and the real estate financing for the company.

Mr. Reeder employment for the prior 5-year period has been as an independent consultant and real estate investor, investing for his own portfolio and consulting with clients in their financing of real estate in the Western United States.

Scott Brake: Presently a Director

Mr. Brake brings 30 years of business experience to the Board of Directors.

Mr. Brake's employment for the prior 5-year period has been as an independent business and financial consultant in Los Angeles, California.

David Tsai: Vice President, not presently a director but nominated as a director

Mr. Tsai is a licensed architect. He graduated from Chung Yuan Christian College of Taiwan in 1967 and moved to California in 1969. After receiving his Masters Degree of Architecture at the University of California Berkeley in 1970, Mr. Tsai moved to Los Angeles and began his architectural career in the Southland.

Mr. Tsai's extensive commercial development and architectural experience derived from early years when he was employed by various renowned architectural firms in the Greater Los Angeles area. Mr. Tsai has participated in design work of landmark projects in Los Angeles, including the Downtown Hyatt Regency Hotel, the Broadway Plaza, and one of the tallest buildings in Los Angeles, the famous 60-story First Interstate Bank building.

In 1975, Tsai Development and Construction Corp. was founded. In 1977, due to increasing demand, an independent Development and Construction Division was formed, separated from the Architectural Division. He has since developed millions of square feet of commercial/retail, and thousands of multi- family residential units, senior units and single family homes. Mr. Tsai most recently created an efficient design for senior condominium projects and is under construction on numerous senior projects in the state of California, including Evergreen Manor, which is owned by Senior Care Industries Inc.

Mr. Tsai's employment for the prior 5-year period has been as the principal of Tsai Development and Construction, in Monterey Park, California. He is the principal designer and builder of the Evergreen Manor II owned by Senior Care.

Robert Coberly: Chief Financial Officer, Presently a Director

Mr. Coberly graduated Magna Cum Laude from the University of San Diego in 1990 with a degree in Business Administration with an emphasis on finance. He brings 8 years of real estate experience to the Senior Care Industries Inc., management team. Mr. Coberly will focus on retail and residential development with the company, utilizing his national network of contacts gained through his years with CB Commercial and Marcus & Millechap. Mr. Coberly has initiated and sold over $100,000,000 in real estate throughout the United States and will focus on the eastern U.S. for the Company. He is a licensed real estate broker.

Mr. Coberly's employment for the prior 5-year period has been as a real estate agent with CB Commercial and Marcus & Millechap, in Los Angeles, California. Recently, he relocated to Capital Realty in South Pasadena, California.

David Edwards, Presently a Director

David Edwards resides in London, England and is in the international antiques importing business. He was born in London in 1948 and attended school at St. Georges. He was for many years the owner and operator of six major licensed premises in London. He is now retired from that business and spends most of his time in charitable endeavors including acting as trustee and vice-chair of the national charity for children suffering from cancer, the Lennox Appeal, is a member of the Sudbury Rugby Football Club and trustee of the Mountview Drama School.

John Tanner, Presently a Director

John Tanner was born in 1964 in Dublin, Ireland, was educated at the Delasalle Brother's School, embarked on a career in hotel management after attending the Royal Marine Hotel Management Course. He presently resides in East Anglia in the United Kingdom and maintains a large stable of horses, trains horses and is a member of the British Show Hack & Riding Association and the British Sports Horse Society. He competes in various horse shows and rides the hunt with the Thorlow in Suffock and, has been awarded a number of hunt buttons by four other hunts in the British Isles.

He presently is also in the antique business, has developed a serious interest in architecture and design. After rebuilding and remodeling Westgate House in Long Melford, he found himself rebuilding and redesigning houses of significance in England, Ireland, Spain and Germany.

Denzel Harvey, Presently a Director

Denzel Harvey has been for the last twenty years the owner and operator of Northland Rental & Supply, a heavy equipment rental company in San Dimas, California. His company has an exclusive arrangement with Rent USA to supply equipment to Northland for its customers. He is the brother of Al Harvey, the founder of Rent USA, Inc. Northland is a part of the Disabled Veterans Business Enterprise (DVBE) program in California and by Congress on a Federal level gives an entitlement to disabled veterans on a par with minorities. Denzel Harvey is a disabled veteran. Because of the agreement between Rent USA and Northland, Northland is able to favorably compete on all expenditures for State of California and Federal public works projects. The agreement between Northland and the Rent USA provides for an exclusive marketing arrangement whereby the Rent USA provides the material, equipment and supplies for all of Northland's projects. The agreement is for seven years and is renewable. The agreement is written and signed by both parties. There are only 600 DVBE registered businesses in the California and only one in the heavy construction field according to the Disabled Veterans Alliance. Northland has an advantage over other non DVBE companies when bidding on federally mandated construction projects. The most recent version of the law passed by Congress and by the California State Legislature requires that at least 3% of all contracts let in State and federally mandated projects be to DVBE owned companies.

Bob Eschwege, Vice President and Manager of Noble Furniture, not presently a Director

Mr. Eschwege founded Noble Furniture in 1989 and has been with the Company since its inception. He handles all aspects of oversight of manufacture, design, and distribution. He is a master furniture and cabinet maker whose expertise goes far beyond the manufacturing of furniture to the showing and sale of the product to distributors nationwide.

Proxies
-------

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (a) FOR future issuance of debt and/or equity securities (which may include shares of common stock or securities convertible into or exercisable for shares of common stock) in order to make a public or private offering of stock, increase the Company's available cash, to retire debt and to improve the Company's financial condition. Such securities would be sold or issued by the Company upon such terms and conditions as the Board of Directors may subsequently determine; (b) FOR a resolution to authorize the Board of Directors in its discretion to allow a one time reverse split of the common shares of the Company, that reverse split not to exceed a 30 to 1 reverse split of shares and (c) FOR the following slate of directors for the ensuing year:

Stephen Reeder
Bob Coberly
David Tsai
Scott Brake
David Edwards
John Tanner
Denzel Harvey
Bob Eschwege

A proxy is not revoked by the death or incompetency of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetency is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy. The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire; and the person giving the proxy has the power to revoke the same at any time before it has been exercised. Shareholders may revoke a proxy by written notice to the Secretary of the Company or by giving notice of revocation at the Annual Meeting of Shareholders.

The cost of preparing, assembling and mailing this Proxy Statement and each accompanying proxy is to be borne by the Company. The Company may, upon request, reimburse the transfer agent, brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. If it becomes necessary to make a second distribution of proxy cards and reminder notices to brokers and nominees of shareholders and/or to shareholders, there would be additional charges. Directors, officers and regular employees of the Company (for no additional compensation) may solicit proxies personally or by telephone, telecopy or telegram from some shareholders if proxies are not received promptly.

IN SUMMARY, THE FOLLOWING PROPOSITIONS AND OTHER MATTERS WILL BE BROUGHT BEFORE THE SHAREHOLDERS FOR THEIR CONSIDERATION:


(1) TO AUTHORIZE THE FUTURE ISSUANCE OF DEBT AND/OR EQUITY SECURITIES (WHICH MAY INCLUDE SHARES OF COMMON STOCK OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR SHARES OF COMMON STOCK) IN ORDER TO MAKE A PUBLIC OR PRIVATE OFFERING OF STOCK, INCREASE THE COMPANY'S AVAILABLE CASH, TO RETIRE DEBT AND TO IMPROVE THE COMPANY'S FINANCIAL CONDITION. SUCH SECURITIES WOULD BE SOLD OR ISSUED BY THE COMPANY UPON SUCH TERMS AND CONDITIONS AS THE BOARD OF DIRECTORS MAY SUBSEQUENTLY DETERMINE.

         MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO AUTHORIZE THE BOARD TO RAISE MONEY TO INCREASE AVAILABLE CASH FOR THE OPERATION OF THE COMPANY.

         THIS PROPOSAL MUST PASS BY A MAJORITY OF SHARES ENTITLED TO VOTE AS REPRESENTED BY THE SHAREHOLDERS PRESENT AT THE MEETING EITHER IN PERSON OR BY PROXY.

(2) TO AUTHORIZE THE BOARD OF DIRECTORS IN THEIR DISCRETION TO ALLOW A ONE TIME REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY, THAT REVERSE SPLIT NOT TO EXCEED A 30 TO 1 REVERSE SPLIT OF SHARES.

         MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO PROVIDE AUTHORIZATION FOR A REVERSE SPLIT IF NECESSARY.

         THIS PROPOSAL MUST PASS BY A MAJORITY OF SHARES ENTITLED TO VOTE AS REPRESENTED BY THE SHAREHOLDERS PRESENT AT THE MEETING EITHER IN PERSON OR BY PROXY.

(3)      TO ELECT THE FOLLOWING SLATE OF DIRECTORS FOR THE ENSUING YEAR:


         STEPHEN REEDER
         BOB COBERLY
         DAVID TSAI
         SCOTT BRAKE
         DAVID EDWARDS
         JOHN TANNER
         DENZEL HARVEY
         BOB ESCHWEGE

         MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THESE PERSONS TO CONSTITUTE THE BOARD OF DIRECTORS FOR THE ENSUING YEAR.

         YOU SHOULD VOTE FOR EACH DIRECTOR. THERE ARE 8 POSITIONS OPEN ON THE BOARD OF DIRECTORS WITH EACH POSITION BEING FOR A TERM OF 1 YEAR. A PLURALITY OF VOTES MUST BE OBTAINED FOR EACH DIRECTOR POSITION BASED UPON THE SHARES ENTITLED TO VOTE AS REPRESENTED BY THE SHAREHOLDERS PRESENT AT THE MEETING EITHER IN PERSON OR BY PROXY.

MANAGEMENT



By: /s/ Stephen Reeder
    ----------------------------
Chief Executive Officer &
Chairman of the Board of Directors

SENIOR CARE INDUSTRIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                    Laguna Beach, California
                                                    Date: January 29, 2001

TO THE STOCKHOLDERS OF SENIOR CARE INDUSTRIES, INC.:

         NOTICE IS HEREBY GIVEN that a Annual Meeting of the stockholders of SENIOR CARE INDUSTRIES, INC. will be held at 410 Broadway, 2nd Floor, Laguna Beach, CA 92651 on March 12, 2001 at the hour of 10:00 a.m. (California Time) for the following purposes:

         (1) TO AUTHORIZE THE FUTURE ISSUANCE OF DEBT AND/OR EQUITY SECURITIES (WHICH MAY INCLUDE SHARES OF COMMON STOCK OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR SHARES OF COMMON STOCK) IN ORDER TO MAKE A PUBLIC OR PRIVATE OFFERING OF STOCK, INCREASE THE COMPANY'S AVAILABLE CASH, TO RETIRE DEBT AND TO IMPROVE THE COMPANY'S FINANCIAL CONDITION. SUCH SECURITIES WOULD BE SOLD OR ISSUED BY THE COMPANY UPON SUCH TERMS AND CONDITIONS AS THE BOARD OF DIRECTORS MAY SUBSEQUENTLY DETERMINE.

         (2) TO AUTHORIZE THE BOARD OF DIRECTORS IN THEIR DISCRETION TO ALLOW A ONE TIME REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY, THAT REVERSE SPLIT NOT TO EXCEED A 30 TO 1 REVERSE SPLIT OF SHARES.

         (3)      TO ELECT THE FOLLOWING SLATE OF DIRECTORS FOR THE ENSUING
                  YEAR:

                  STEPHEN REEDER
                  BOB COBERLY
                  DAVID TSAI
                  SCOTT BRAKE
                  DAVID EDWARDS
                  JOHN TANNER
                  DENZEL HARVEY
                  BOB ESCHWEGE

         Stockholders of record at the close of business on December 31, 2000, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The list of the Company's Shareholders entitled to notice of and to vote at the Annual Meeting will be made available from 9:30 a.m. to 11:30 a.m. weekdays at the Company's office located at 410 Broadway, 2nd Floor, Laguna Beach, CA 92651, from the date of this notice for inspection by any Shareholder for any purpose germane to the Annual meeting.

ALL SHAREHOLDERS OF THE COMPANY MAY OBTAIN A COPY OF THE MOST RECENT FORM 10-KSB/A, ANNUAL REPORT FOR 1999 CONTAINING AUDITED FINANCIAL INFORMATION ON THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1999, FILED BY SENIOR CARE INDUSTRIES, INC. AND/OR ITS MOST RECENTLY FILED FORM 10-QSB, QUARTERLY REPORT FOR THE THIRD QUARTER OF 2000 CONTAINING UNAUDITED FINANCIAL INFORMATION ON THE COMPANY FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000.

REQUESTS SHOULD BE SENT TO THE FOLLOWING ADDRESS:

                       SENIOR CARE INDUSTRIES, INC.
                       REPORT REQUESTS
                       410 BROADWAY, 2ND FLOOR,
                       LAGUNA BEACH, CA 92651.

PLEASE SPECIFY THE REPORT BEING REQUESTED, ANNUAL REPORT, QUARTERLY REPORT OR BOTH. THE REPORTS WILL BE SENT FREE OF CHARGE AND POSTAGE PAID.

         Stockholders are cordially invited to attend the meeting in person. Those who will not attend and who wish their stock voted are requested to sign, date, and mail promptly the enclosed proxy for which a stamped return envelope is provided.

By: /s/ Stephen Reeder
----------------------------
Chief Executive Officer and
Chairman of the Board of Directors

January 29, 2001/Date of mailing to stockholders

         IMPORTANT:

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE PROXY ENCLOSED AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ASSURE YOUR REPRESENTATION IN THE QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.

                                      PROXY

FREEDOM SURF, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE SHAREHOLDERS

The undersigned common shareholder of Senior Care Industries, Inc. acknowledges receipt of the Notice of Annual Meeting of the Company to be held on and attached proxy statement, and appoints Jean Kelley, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned according to the number of common shares the undersigned would be entitled to vote if they were personally present at the annual meeting of shareholders of the Company to be held at on at a.m. (California Time), or at any adjournment or adjournments thereof, and to vote all common shares of the Company held by the undersigned and entitled to be voted upon the following matters:

         (1) TO AUTHORIZE THE FUTURE ISSUANCE OF DEBT AND/OR EQUITY SECURITIES (WHICH MAY INCLUDE SHARES OF COMMON STOCK OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR SHARES OF COMMON STOCK) IN ORDER TO MAKE A PUBLIC OR PRIVATE OFFERING OF STOCK, INCREASE THE COMPANY'S AVAILABLE CASH, TO RETIRE DEBT AND TO IMPROVE THE COMPANY'S FINANCIAL CONDITION. SUCH SECURITIES WOULD BE SOLD OR ISSUED BY THE COMPANY UPON SUCH TERMS AND CONDITIONS AS THE BOARD OF DIRECTORS MAY SUBSEQUENTLY DETERMINE.

                  FOR [  ]        AGAINST [  ]    ABSTAIN [  ]

         (2) TO AUTHORIZE THE BOARD OF DIRECTORS IN THEIR DISCRETION TO ALLOW A ONE TIME REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY, THAT REVERSE SPLIT NOT TO EXCEED A 30 TO 1 REVERSE SPLIT OF SHARES.

                  FOR [  ]        AGAINST [  ]    ABSTAIN [  ]

         (3)      TO ELECT THE FOLLOWING SLATE OF DIRECTORS FOR THE ENSUING
                  YEAR:

                  STEPHEN REEDER    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

                  BOB COBERLY       FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

                  DAVID TSAI        FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

                  SCOTT BRAKE       FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

                  DAVID EDWARDS     FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

                  JOHN TANNER       FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

                  DENZEL HARVEY     FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

                  BOB ESCHWEGE      FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE THEY WILL BE VOTED IN FAVOR OF THE ABOVE ITEMS.



Signed:__________________________________             Dated:________________


Print Name:______________________________


Please sign proxy exactly as your name appears on the share certificate. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If shares are held in the name of two or more persons, all should sign.


Number of Shares Owned as of December 31, 2000:_________________________

This proxy should be mailed so that it will be received no later than the close of business on December 28, 2000. It should be mailed as follows:

        Attention: Jean Kelley
        Senior Care Industries, Inc.
        410 Broadway, 2nd Floor
        Laguna Beach, CA 92651

                                        2